                                                                    EXHIBIT 10.1

              FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT
                                   AGREEMENT

     This FIRST AMENDMENT (this "Amendment"), dated as of March 21, 2007 (the
"First Amendment Closing Date"), is by and between NATIONAL BEEF PACKING
COMPANY, LLC, a Delaware limited liability company (the "Borrower"), the lenders party to the Original Agreement referenced below (collectively, the "Lenders"
and individually, a "Lender"), U.S. AGBANK, FCB, as Co-Syndication Agent,
COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL",
NEW YORK BRANCH, as Documentation Agent, and COBANK, ACB, an agricultural credit bank ("CoBank"), as Lead Arranger, Co-Syndication Agent, Swing Line Lender and
Administrative Agent for the Lenders, the Issuers and the Swing Line Lender
hereunder (in its capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS

     The parties described above are parties to a Fifth Amended and Restated
Credit Agreement dated as of May 30, 2006 (as modified to date, the "Original
Agreement").

     The Borrower has requested that certain amendments be made with respect to the Original Agreement and the Lenders have agreed to accommodate such requests on the terms and subject to the conditions set forth in this Amendment.

     ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1  Original Agreement Definitions. Terms defined in the Original Agreement shall have the same meaning when used herein unless otherwise expressly indicated.

                                   ARTICLE II
                                   AMENDMENTS

     2.1  Amendments to Section 1.2 of the Original Agreement.

     (a)  The definition of "Commitment" set forth in Section 1.2 of the Original
Agreement is hereby amended in its entirety to read as follows:

     "`Commitment' means, as to any Lender, such Lender's (a) Line of

     Credit Loan Commitment, (b) obligation to purchase participations in LC
     Obligations, and/or (c) obligation to purchase participations in Swing Line
     Loans, and, as the context requires "Commitments" shall mean, collectively, such Commitments for all the Lenders."

     (b)  The definition of "Line of Credit Loan Commitment" set forth in Section
1.2 of the Original Agreement is hereby amended by replacing the number
"$160,000,000" with the number "$170,000,000".

     (c)  The definition of "Pro Rata Percentage" set forth in Section 1.2 of the
Original Agreement is hereby amended in its entirety to read as follows:

          "`Pro Rata Percentage' means, with respect to any Lender at any time, a fraction (expressed as a percentage), the numerator of which shall be such Lender's Line of Credit Loan Commitment at such time, and the denominator of which shall be the aggregate Line of Credit Commitments of all of the Lenders at such time."

     (d)  The definition of "Regular Swing Line Sublimit" set forth in Section
1.2 of the Original Agreement is hereby amended by replacing the number
"$20,000,000" with the number "$30,000,000".

     (e)  The definition of "Term Loan Commitment" set forth in Section 1.2 of the Original Agreement is hereby deleted.

     2.2  Additional Amendments to Definitions. Section 1.2 of the Original
Agreement is hereby amended by adding the following definitions in the appropriate alphabetical position:

          "`First Amendment Closing Date' means March 21, 2007."

          "`Total Percentage' means with respect to any Lender at any time, a fraction (expressed as a percentage), the numerator of which shall be the combined amount of such Lender's outstanding Term Loan principal balance and Line of Credit Loan Commitment, respectively, at such time and the denominator of which shall be the combined amount of all the outstanding
     Term Loan principal balances and Line of Credit Commitments of all the
     Lenders at such time."

     2.3  Amendment to Section 2.1.1 of the Original Agreement. Section 2.1.1 of
the Original Agreement is hereby amended by replacing the reference "Section
2.1.3" with the reference "Section 2.1.4", and by inserting the following phrase after the words "Exhibit 2A" in the fourth sentence thereof:

National Beef Packing Company, LLC
First Amendment to Fifth Amended and Restated Credit Agreement

          "(in the case of Lenders who are not increasing their Line of Credit
     Loan Commitment on the First Amendment Closing Date) or as Exhibit 2A-2 (in
     the case of Lenders who are increasing their Line of Credit Loan Commitment on the First Amendment Closing Date)".

     2.4  Amendment to Section 2.1.2 of the Original Agreement. Section 2.1.2 of
the Original Agreement is hereby amended in its entirety to read as follows:

          "2.1.2 Term Loans. The Borrower acknowledges that, as of the First
     Amendment Closing Date, term loans are outstanding under this Section 2.1.2 and owed by the Borrower in the principal amounts set forth opposite the respective Lenders' names under the heading "Amount of Term Loan
     Outstanding immediately before First Amendment Closing Date" on Exhibit 1A.
     Each of CoBank and Rabobank severally agrees to make an additional term loan to the Borrower on the First Amendment Closing Date (through the Agent as set forth in Section 2.1.4) in the principal amount set forth opposite the relevant Lender's name under the heading "Amount of Additional Term
     Loan to be Made on First Amendment Closing Date" on Exhibit 1A (which loan shall initially be disbursed as a Base Rate Advance). Each Lender's cumulative loans to the Borrower under this Section 2.1.2 on and after the
     Effective Date (including the "Term Advances" under the Existing Credit
     Agreement that were deemed to be Term Loans on the Effective Date) are herein collectively called such Lender's "Term Loan", and all such loans of all of the Lenders are herein collectively called the "Term Loans". The
     Term Loans may be made as LIBOR Rate Advances or Base Rate Advances. The
     Term Loans shall be evidenced by and repayable in accordance with the terms of the Borrower's promissory notes to each of the Lenders (as the same may be amended, supplemented or otherwise modified from time to time, together with any replacements thereof or substitutions therefor, the "Term Notes"), the form of which is attached as Exhibit 2B (in the case of Lenders who made a Term Loan only on the Effective Date) or as Exhibit 2B-2 (in the case of Lenders who made a Term Loan on the Effective Date and on the First
     Amendment Closing Date). Amounts representing Term Loans which have been repaid by the Borrower may not be reborrowed.

     2.5  Amendment to Section 2.1.4 of the Original Agreement. Section 2.1.4(b)
of the Original Agreement is hereby amended in its entirety to read as follows:

          "(b) Procedures for Term Loans. The Agent disbursed the initial Term
     Loans on the Effective Date. The Agent will make the proceeds of additional
     Term Loans available to the Borrower on the First Amendment Closing Date to
     the extent received from the Lenders."

National Beef Packing Company, LLC
First Amendment to Fifth Amended and Restated Credit Agreement

     2.6  Amendment to Section 2.1.5(b) of the Original Agreement. Section
2.1.5(b) of the Original Agreement is hereby amended by replacing the phrase
"Pro Rata Percentage" both times it occurs in such Section with the phrase "pro rata share".

     2.7  Amendment to Section 4.3 of the Original Agreement. Section 4.3 of the
Original Agreement is hereby amended by replacing the number "$2,833,333" with the number "$3,500,133".

     2.8  Amendment to Section 12.6 of the Original Agreement. Section 12.6 of
the Original Agreement is hereby amended by replacing the phrase "Pro Rata
Percentage" each time it occurs in such Section with the phrase "Total
Percentage".

     2.9  Amendment to Section 13.13(a)(i) of the Original Agreement. Section
13.13(a)(i) of the Original Agreement is hereby amended by replacing the phrase
"Term Loan Commitment" with the phrase "the outstanding principal amount of each
Lender's respective Term Loan".

     2.10  Amendment to Section 13.26 of the Original Agreement. Section 13.26 is
hereby amended in its entirety to read as follows:

     "All Loans under, and all payments and other amounts received in connection with this Agreement for application to the Loans (including, without limitation, amounts received as a result of the exercise by any Lender of any right of set-off) shall be effectively shared by the Lenders ratably in accordance with their respective pro rata shares of the relevant type of
     Loan. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the principal of, or interest on, or fees in respect of, any
     Note held by it (other than pursuant to Section 5.2, 5.3 or 5.4) in excess of its pro rata share of payments on account of similar Notes obtained by all the Lenders, such Lender shall purchase from the other Lenders such participation in the Notes or Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b)
     the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Disproportionate payments of interest shall be shared by the purchase of separate participation in unpaid interest obligations, disproportionate payments of fees shall be shared by the

National Beef Packing Company, LLC
First Amendment to Fifth Amended and Restated Credit Agreement

     purchase of separate participation in unpaid fee obligations, and disproportionate payments of principal shall be shared by the purchase of separate participation in unpaid principal obligations. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 13.26 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. Notwithstanding the foregoing, a Lender may receive and retain an amount in excess of its pro rata share of the relevant type of Loan to the extent, but only to the extent, that such excess results from such Lender's Highest Lawful Rate exceeding another Lender's Highest Lawful Rate."

     2.11  Amendment to Section 13.29 of the Original Agreement. The penultimate sentence of Section 13.29 of the Original Agreement is hereby amended by replacing both references to the phrase "Term Loan Commitment" with the phrase
"the aggregate outstanding principal amount of the Term Loans".

     2.12  Amendment to Exhibit 1A to the Original Agreement. Exhibit 1A to the
Original Agreement is hereby amended in its entirety to read as set forth on
Annex A to this Amendment.

     2.13  Amendment to Exhibit 1C to the Original Agreement. Exhibit 1C to the
Original Agreement is hereby amended to replace after "CREDIT LINE" and in Item
3. L the number "$160,000,000" with the number "$170,000,000".

     2.14  Amendment to Exhibit 2C to the Original Agreement. Exhibit 2C to the
Original Agreement is hereby amended in its entirety to read as set forth on
Annex B to this Amendment.

     2.15  New Exhibits to the Original Agreement. The Original Agreement is
hereby amended by adding new Exhibits 2A-2 and 2B-2 in the forms set forth on
Annex C and Annex D, respectively, to this Amendment.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

     3.1  Conditions to Effectiveness of this Amendment. This Amendment shall become effective when the Agent shall have received the following:

          (a) This Amendment, duly executed by the Borrower, the Agent and the
     Lenders;

National Beef Packing Company, LLC
First Amendment to Fifth Amended and Restated Credit Agreement

          (b) a replacement Line of Credit Note, duly executed by the Borrower and in substantially the form of Annex C attached hereto for each Lender who is increasing its Line of Credit Loan Commitment in connection with this Amendment;

          (c) a replacement Term Note, duly executed by the Borrower and in substantially the form of Annex D attached hereto for each Lender who is making an additional Term Loan in connection with this Amendment;

          (d) a replacement Swing Line Note, duly executed by the Borrower and in substantially the form of Annex B attached hereto for the Swing Line
     Lender;

          (e) an arrangement fee (for the account of the Administrative Agent)
     in the amount separately agreed by the Borrower and the Administrative
     Agent, together with a facility fee (for the account of each Lender that is increasing its Line of Credit Loan Commitment in connection with this
     Amendment) in an amount equal to 0.25% of the amount of each such increase;
     and

          (f) the reasonable fees and expenses of counsel to the Agent payable pursuant to Section 5.5 below to the extent then invoiced.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     4.1  Representations and Warranties. To induce the Agent, the Swing Line
Lender, the Issuers and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to such Persons as follows:

          (a) The Borrower's execution and delivery of this Amendment and the performance of its obligations hereunder and under the Original Agreement as amended by this Amendment, (i) are within the Borrower's powers; (ii)
     are duly authorized by the Borrower's managers and, if necessary, the
     Borrower's members; (iii) are not in contravention of any material law or laws, or the terms of the Borrower's operating agreement, or other organizational documents, or of the Senior Notes or any other indenture, agreement or undertaking to which the Borrower or NBC is a party or by which the Borrower, NBC, or any of the Borrower's or NBC's property is bound; (iv) do not require any governmental consent, registration or approval; (v) do not contravene any contractual or Governmental Requirement binding upon the Borrower or NBC; and (vi) will not, except as contemplated or permitted by this Agreement, result in the imposition of any lien or security interest upon any of the Borrower's or NBC's property under any the Senior

National Beef Packing Company, LLC
First Amendment to Fifth Amended and Restated Credit Agreement

     Notes or any other existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the
     Borrower or NBC is a party or by which the Borrower, NBC or any of their respective properties may be bound or affected; and

          (b) This Amendment and the Original Agreement as amended by this
     Amendment set forth the legal, valid and binding obligations of the
     Borrower and are enforceable against the Borrower in accordance with their respective terms.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1  Post-Closing Deliveries. On or before March 30, 2007, the Borrower shall deliver to the Agent (a) resolutions of its board of managers approving or ratifying this Amendment and the transactions contemplated herein, (b) one or more opinions of counsel to the Borrower relating to this Amendment in form and substance reasonably satisfactory to the Agent and (c) amendments to the Kansas
Mortgage and/or the Pennsylvania Mortgage to reflect the transactions contemplated by this Amendment, to the extent requested by the Agent.

     5.2  Reference to and Effect on the Original Agreement and the other
Financing Documents.

          (a) The Original Agreement, as hereby amended, and the other Financing
     Documents remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the
     Swing Line Lender, the Issuers or the Lenders under the Original Agreement or any of the other Financing Documents, nor constitute a waiver of any provision thereof.

          (c) This Amendment constitutes a Financing Document as such term is used in the Original Agreement as amended hereby.

     5.3  Continuation of Representations and Warranties. The Borrower represents and warrants to the Agent, the Swing Line Lender, the Issuers and the Lenders
that on and as of the date hereof and after giving effect to this Amendment, (i)
all of the representations and warranties contained in the Original Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of

National Beef Packing Company, LLC
First Amendment to Fifth Amended and Restated Credit Agreement

such earlier date, and (ii) no Default or Matured Default has occurred and is continuing.

     5.4  Merger and Integration, Superseding Effect. This Amendment, together with the Original Agreement as amended by this Amendment and the other Financing
Documents, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that the Original Agreement, as amended by this
Amendment, shall control.

     5.5  Expenses. The Borrower agrees to pay, promptly upon being invoiced, all of the expenses, including reasonable attorney's fees and expenses, incurred by the Agent in connection with this Amendment.

     5.6  Counterparts. This Amendment may be executed in several counterparts and by the different parties on separate counterparts, each of which together shall be construed as one original and all of which shall constitute together but one and the same Amendment. Facsimile signatures on this Amendment shall be considered as original signatures.

     5.7  Successors. Whenever in this Agreement there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of the
Borrower, the Agent, the Swing Line Lender, the Lenders and the Issuers.

     5.8 Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this
Amendment.

     5.9  Governing Law. This Agreement shall be construed in all respects in accordance with, and governed by, the laws and decisions of the State of
Colorado without regard to the application of conflict of laws principles.

                            [Signature Page Follows]

National Beef Packing Company, LLC
First Amendment to Fifth Amended and Restated Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       NATIONAL BEEF PACKING
                                       COMPANY, LLC

                                       By: /s/ Jay Nielsen
                                           -------------------------------------
                                       Its: Chief Financial Officer
                                            ------------------------------------

                                       COBANK, ACB, individually and as Lead
                                       Arranger, Co-Syndication Agent, Swing
                                       Line Lender and Administrative Agent

                                       By: /s/ Jim Stutzman
                                           -------------------------------------
                                       Its: Vice President
                                            ------------------------------------

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       INTERNATIONAL", NEW YORK BRANCH,
                                       individually and as Documentation Agent

By:  /s/ D. Shane Bownds               By: /s/ Rebecca O. Morrow
   ---------------------------------       -------------------------------------
Its:  Vice President                   Its: Branch Executive Director
    --------------------------------        ------------------------------------

                                       U.S. AGBANK, F.C.B.,
                                       individually and as
                                       Co-Syndication Agent

                                       By: /s/ Greg E. Somerhalder
                                           -------------------------------------
                                       Its: Vice President
                                            ------------------------------------

                       [Signature Page to First Amendment]